Vanguard Admiral Funds®
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Vanguard Money Market Reserves
Vanguard Scottsdale Funds
Vanguard Variable Insurance Funds
Vanguard World Fund

Supplement to the Statement of Additional Information

Statement of Additional Information Text Changes

In the Investment Strategies and Nonfundamental Policies section, the following sentence is added as a third paragraph at the end of Securities Lending.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income funds are not permitted to, and do not, lend their investment securities.

© 2011 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor. SAI SECLEND 082011

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